UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 6, 2018

GOPHER PROTOCOL INC.

(Exact name of registrant as specified in its charter)

(Former Name of Registrant)

Nevada	000-54530	27-0603137
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2500 Broadway, Suite F-125, Santa Monica, CA 90404

 (Address of principal executive offices) (zip code)

424-238-4589

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01           Other Events

On February 1, 2018, Gopher Protocol Inc. (the “Company”) formed Ugopherservices Limited (“Ugopher England”), under the laws of England and Wales, as a private limited company and a wholly-owned subsidiary.

The purpose of establishing Ugopher England is to expand the Company’s prepaid financial and calling services to international consumers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gopher Protocol Inc.

By:	/s/ Gregory Bauer
Name: Gregory Bauer
Title: CEO

Date: February 6, 2018